Supplement Dated June 1, 2010 to
Prospectuses Dated May 1, 2010 for

Protective Rewards Elite                                                           Protective Rewards II                                                            ProtectiveAccess XL
ProtectiveValues Access                                                          ProtectiveValues Advantage                                                             Protective Variable Annuity
Protective  Variable Annuity II                                                                ProtectiveValues                     Protective Advantage

Issued By
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable annuity prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

We have been advised that, on May 11, 2010, the shareholders of the Universal Institutional Funds, Inc. and the Van Kampen Life Investment Trust approved an Agreement and Plan of Reorganization with respect to each of the Universal Institutional Funds, Inc. and Van Kampen Life Investment Trust portfolios listed below (the “Old Funds”).  As such, on June 1, 2010, substantially all of the assets of each of the Old Funds were combined with those of a newly organized mutual fund of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “New Funds”).  As of June 1, 2010, each Sub-Account offered under your Contract that was investing in an Old Fund will instead begin investing in the corresponding New Fund.

Listed below are each of the Old Funds and its corresponding New Fund:

Old Funds	New Funds
Van Kampen Life Investment Trust (“LIT”)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Van Kampen LIT Capital Growth Portfolio	Invesco Van Kampen V.I. Capital Growth Fund
Van Kampen LIT Comstock Portfolio	Invesco Van Kampen V.I. Comstock Fund
Van Kampen LIT Global Tactical Asset Allocation Portfolio	Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund
Van Kampen LIT Government Portfolio	Invesco Van Kampen V.I. Government Fund
Van Kampen LIT Growth and Income Portfolio	Invesco Van Kampen V.I. Growth and Income Fund
Van Kampen LIT Mid Cap Growth Portfolio	Invesco Van Kampen V.I. Mid Cap Growth Fund
The Universal Institutional Funds, Inc. (“UIF”)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
UIF Equity and Income Portfolio	Invesco Van Kampen V.I. Equity And Income Fund
UIF International Growth Equity Portfolio	Invesco Van Kampen V.I. International Growth Equity Fund
UIF U.S. Mid Cap Value Portfolio	Invesco Van Kampen V.I. Mid Cap Value Fund

Each New Fund has the same investment objective as its corresponding Old Fund .  Each New Fund is advised by Invesco Advisers, Inc.  The Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund is subadvised by Invesco Asset Management Deutschland GmbH.

The Range of Expenses for the Funds, the Example of Charges, and the fees disclosed in Certain Payments We Receive with Regard to the Funds, as set forth in your prospectus, have not changed as a result of these Fund mergers.